LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON GLOBAL TRUST, INC.

LEGG MASON CHARLES STREET TRUST, INC.

LEGG MASON INVESTMENT TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON TAX-FREE INCOME FUND

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED MAY 21, 2010

TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN

SCHEDULE A

The following information supplements and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus.

Portfolio holdings

Portfolio holdings disclosure policy

A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. The funds post their complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The funds intend to post their complete portfolio holdings 14 calendar days following the quarter-end. Each fund, except Legg Mason Investment Counsel Maryland Tax-Free Income Trust, intends to post partial information concerning the fund’s portfolio holdings (such as top ten holdings) on the Legg Mason Funds’ website, in fact sheets and other formats on a monthly basis. The funds intend to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each of Legg Mason Global Opportunities Bond Fund and Legg Mason International Opportunities Bond Fund’s Prospectus and Statement of Additional Information.

Effective May 21, 2010, Legg Mason Global Opportunities Bond Fund will be renamed Legg Mason BW Global Opportunities Bond Fund and Legg Mason International Opportunities Bond Fund will be renamed Legg Mason BW International Opportunities Bond Fund.

There will be no change to each Fund’s investment objectives or investment policies as a result of the name changes.

The following information supplements and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings

Each Board has adopted the following policy with respect to the disclosure of each fund’s portfolio holdings. Each Board believes the policy is in the best interests of the funds and their shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds’ portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by each Board upon the recommendations of the funds’ investment adviser. Each Board will be provided with reports regarding any determinations made by the Chief Compliance Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

Policy. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Compliance Officer or a person authorized by the Chief Compliance Officer.

Public Disclosure of Portfolio Holdings. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds’ website at http://www.leggmason.com/individualinvestors (click on the name of the fund). Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the funds’ fiscal year. Each of the fund’s reports and their Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

Complete portfolio holdings information may be provided to shareholders and other persons on a quarterly basis no sooner than 15 calendar days following the quarter-end, provided that such information has been made available to the public through a posting on the Legg Mason Funds’ website or by the filing of Form N-Q or Form N-CSR in accordance with SEC rules. The funds intend to post their complete portfolio holdings 14 calendar days following the quarter-end.

Partial information concerning each fund’s portfolio holdings (such as top ten holdings or sector breakdowns, for example) may be provided to shareholders and other persons in fact sheets and other formats on a monthly basis no sooner than 11 business days after month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds’ website at least one day previously.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds’ policy.

Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Compliance Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.

At the present time, the funds have ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company—Information is provided daily with no time lag.

PricewaterhouseCoopers LLP—Information is provided as needed with no time lag.

K&L Gates LLP—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Vedder Price P.C.—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Other Third Parties:

Lipper Analytical Services Corporation—Information is provided quarterly with a time lag of six business days.

Bloomberg L.P.—Information is provided quarterly with a time lag of six business days.

A.S.A.P. Advisor Services, Inc.—Information is provided quarterly with a time lag of eight to ten business days.

Callan Associates Inc.—Information is provided quarterly with a time lag of eight to ten business days.

Cambridge Associates LLC—Information is provided quarterly with a time lag of eight to ten business days.

eVestment Alliance—Information is provided quarterly with a time lag of eight to ten business days.

Informa Investment Solutions—Information is provided quarterly with a time lag of eight to ten business days.

Mercer LLC—Information is provided quarterly with a time lag of eight to ten business days.

Morningstar—Information is provided quarterly with a time lag of eight to ten business days.

Prima Capital—Information is provided quarterly with a time lag of eight to ten business days.

Rogerscasey—Information is provided quarterly with a time lag of eight to ten business days.

Wilshire Associates Inc.—Information is provided quarterly with a time lag of eight to ten business days.

FactSet Research Systems, Inc.—Information is provided daily with no time lag.

Macgregor Professional Services—Information is provided as needed with no time lag.

Cabot Research, LLC—Information is provided weekly with no time lag.

DST Global Solutions Limited—Information is provided monthly with a time lag of six business days.

Fidelity Investments—Information is provided quarterly with a time lag of five business days.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Additionally, each fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer’s obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker dealer whom the adviser believed was misusing the disclosed information.

Each Board, officers, and certain LMIS employees, including the funds’ accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to each fund’s portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund’s portfolio holdings or derived from each fund’s portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds’ website or in other published form, so long as the Chief Compliance Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1. A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the portfolio holdings that cannot be used to determine the fund’s portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Compliance Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Compliance Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

The following information footnotes the information contained in the table showing the director/trustees’ ownership of shares of the Funds in each Fund’s Statement of Additional Information.

*	As of March 18, 2010, Mr. Odenath beneficially owned shares of the funds with an aggregate value between $50,001 -$100,000; consisting of Legg Mason Global Opportunities Bond Fund with a value between $10,001 -$50,000; Legg Mason Batterymarch Emerging Markets Trust with a value between $10,001 - $50,000; Legg Mason Capital Management Special Investment Trust with a value between $1 - $10,000; and Legg Mason Capital Management Value Trust with a value between $1 - $10,000.

Schedule A

Fund	Prospectus and SAI Date
Legg Mason Global Asset Management Trust
Legg Mason International Opportunities Bond Fund	April 30, 2010
Legg Mason Strategic Real Return Fund	February 26, 2010, as supplemented
Legg Mason Manager Select Large Cap Growth Fund	December 1, 2009, as supplemented
Legg Mason Manager Select Large Cap Value Fund	December 1, 2009, as supplemented

Legg Mason Global Trust, Inc.
Legg Mason Batterymarch Emerging Markets Trust	April 30, 2010
Legg Mason Batterymarch International Equity Trust	April 30, 2010

Legg Mason Charles Street Trust, Inc.
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	April 30, 2010
Legg Mason Global Opportunities Bond Fund	April 30, 2010

Legg Mason Investment Trust, Inc.
Legg Mason Capital Management Opportunity Trust	April 30, 2010

Legg Mason Capital Management Growth Trust, Inc.	February 26, 2010, as supplemented

Legg Mason Investors Trust, Inc.
Legg Mason Capital Management American Leading Companies Trust	February 26, 2010, as supplemented

Fund	Prospectus Date
Legg Mason Capital Management Special Investment Trust, Inc.	February 26, 2010, as supplemented

Legg Mason Tax-Free Income Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	August 1, 2009, as supplemented

Legg Mason Capital Management Value Trust, Inc.	February 26, 2010, as supplemented

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